LOAN PARTICIPATION AGREEMENT

                  LOAN PARTICIPATION AGREEMENT dated as of January 14, 2002 (this "Participation Agreement") by and among (i) the lenders (the "Lenders") party to the Credit Agreement (as defined below), (ii) Fleet National Bank, N.A. (formerly known as BankBoston, N.A.), as agent (the "Agent") under the Credit Agreement (as defined below) and (iii) Madeleine L.L.C. (the "Participant").

                              W I T N E S S E T H:

                  WHEREAS, the Lenders and the Agent are parties to that certain Amended, Restated and Consolidated Credit Agreement dated as of October 12, 1999, as amended by the First, Second, Third and Fourth Amendments thereto (the "Credit Agreement"), by and among American Skiing Company ("American Skiing") and the other borrowers party thereto (collectively, the "Borrowers"), the Lenders and the Agent;

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans and other financial accommodations to the Borrowers which remain outstanding;

                  WHEREAS, each Revolving Credit Lender wishes to sell, transfer, assign and convey to the Participant, and the Participant wishes to purchase, accept and acquire from each such Revolving Credit Lender, an undivided junior and subordinated participating interest in each such Revolving Credit Lender's pro rata share of the Participated Advances (as defined below), in accordance with the terms and conditions set forth herein; and

                  WHEREAS, this Participation Agreement sets forth the terms and conditions of such sale and purchase, and of the continuing administration by the Agent and the Lenders of the Credit Agreement, as may be amended, the other Lender Agreements, any Collateral and the Loans;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned in the Credit Agreement and the following terms shall have the following meanings:

                  "Fifth Amendment" shall mean the Fifth Amendment, dated as of the date hereof, to the Credit Agreement, executed and delivered on the date hereof by the parties to the Credit Agreement.

                  "Participant" shall have the meaning set forth in the Preamble.

                  "Participated Advances" shall mean those certain Revolving Credit Advances to be made on a non-revolving basis on the date hereof by the Revolving Credit Lenders to the Borrowers pursuant to the Credit Agreement, as amended by the Fifth Amendment, in an aggregate amount equal to $7,200,000, the proceeds of which are to be used solely to pay interest in such amount due on January 15, 2002 under the Senior Subordinated Notes.

                  Section 2. Sale and Purchase of Junior and Subordinated Participating Interest in the Participated Advances. Each Revolving Credit Lender hereby sells, transfers, assigns and conveys to the Participant, and the Participant hereby purchases, accepts and acquires from such Revolving Credit Lender, an undivided junior and subordinated participating interest in such Revolving Credit Lender's pro rata share of the Participated Advances. Contemporaneously with the making of the Participated Advances, (i) the Participant shall pay to the Agent at the account designated in Part 1 of Schedule A hereto, for the ratable benefit of the Revolving Credit Lenders, in immediately available funds, an amount equal to the aggregate amount of the Participated Advances and (ii) the Borrowers shall pay to the Participant at the account designated in Part 2 of Schedule A hereto, in immediately available funds, an amount equal to the aggregate amount of the Participated Advance Fees (as defined in the Fifth Amendment).

                  Section 3. Terms of Participated Advances. As set forth in the Credit Agreement, as amended by the Fifth Amendment, and notwithstanding anything to the contrary set forth in the other Lender Agreements:

                  (a) except as provided in Section 3(b) below, any and all amounts received by the Agent or any of the Lenders from any of the Borrowers in respect of the Lender Obligations shall be applied as follows:

                  (i) first, to pay in full in cash interest on the Lender Obligations (other than the Participated Advances) then due and payable under the Lender Agreements;

                  (ii) second, to pay in full in cash interest on the Participated Advances then due and payable under the Lender Agreements;

                  (iii) third, to pay or prepay in full in cash all Lender Obligations (other than in respect of the Participated Advances); and

                  (iv) fourth, to pay or prepay in full in cash all Lender Obligations in respect of the Participated Advances.

                  (b) any and all amounts received by the Agent or any of the Lenders from any sale or other disposition of, or realization on, any of the assets or capital stock of any of the Steamboat Subsidiaries shall be applied as follows:

                  (i) first, to pay or prepay in full in cash all principal of and interest on the Additional Revolving Credit Advances;

                  (ii) second, to pay or prepay in full in cash all principal of and interest on the Participated Advances; and

                  (iii) third, to pay or prepay in full in cash the Lender Obligations in accordance with the Credit Agreement, as may be amended.

         If for any reason, the Agent and the Lenders are required to disgorge to any Borrower or any other Person any payments received pursuant to this Section 3(b), promptly after receipt by the Participant of notice thereof from the Agent or such Lender, pay to the Agent or such Lender, as the case may be, an amount equal to the lesser of (i) the amount so disgorged (ii) the amount received by the Participant pursuant to clause (ii) above.

                  Section 4. Subordination of Participating Interests. (a) The Participant hereby agrees that, except as provided in Section 3, (i) its junior and subordinated participating interest in the Participated Advances shall be a "last-out", "first-loss" participation and shall be junior and subordinated to each Lender's right to prior payment in full of all Lender Obligations due to such Lender, as well as to such Lender's interest in any Loans, Notes, Collateral, the Credit Agreement, as may be amended, and any other Lender Agreements including, without limitation, interest on the Loans, to the extent that such interest shall constitute an allowed claim in bankruptcy or similar proceeding, (ii) its junior and subordinated participating interest in the Participated Advances does not afford it any of the rights or privileges of a Lender under the Credit Agreement, as may be amended, or any of the other Lender Agreements, including, without limitation, (A) the right to participate in any meetings or conference calls among the Agent, the Lenders and/or the Borrowers and (B) except for the Participated Advance Fees, the right to any fees payable to the Lenders under the Credit Agreement, as may be amended, or any other Lender Agreement, (iii) the Agent and the Lenders shall retain the exclusive right to carry out the provisions of the Credit Agreement, as may be amended, and any other Lender Agreements, to enforce and collect the Loans, and otherwise to exercise and enforce all rights and privileges accruing to the Agent or any Lender with respect to the Loans, the Notes, Collateral, the Credit Agreement, as may be amended, and any other Lender Agreements, all in the Agent's or such Lender's sole business judgment, exercised in good faith, and (iv) the Agent and the Lenders may, in their sole discretion, exercised in good faith, without prior notice to the Participant, (A) agree to any amendment, modification or waiver of any of the terms of the Credit Agreement, as may be amended, or any other Lender Agreement, (B) consent to any action or failure to act by the Borrowers or any party under the Credit Agreement, as may be amended, or any other Lender Agreement, and (C) exercise or refrain from exercising any rights or remedies which the Agent or any Lender may have with respect to the Loans, the Notes, Collateral, the Credit Agreement, as may be amended, and any other Lender Agreements, including, without limitation, the right at any time, in their sole discretion, exercised in good faith, to (1) to declare, or refrain from declaring, any Loan and any Note due and payable when permitted to do so pursuant to the Credit Agreement, as may be amended, or any other Lender Agreement, (2) to foreclose and sell and otherwise deal with, or refrain from foreclosing and selling or otherwise dealing with, any Collateral, (3) to enforce, or refrain from enforcing, the Credit Agreement, as may be amended, or any other Lender Agreement or (4) to file any proof of claim with respect to the Lender Obligations, including the Participated Advances, and vote to accept or reject a plan of reorganization with respect to such claim in a bankruptcy proceeding of any Borrower; provided, however, that, notwithstanding anything to the contrary in the foregoing revisions of this Section 4(a);


                  (x) in any bankruptcy or similar proceeding affecting any Borrower, the Agent and the Lenders shall include all Lender Obligations relating to the Participated Advances in any proof of claim filed by them with respect to the Lender Obligations or shall otherwise file such proofs of claims with respect to the Participated Advances as the Participant may reasonably request to preserve any claim against any of the Borrowers with respect to the Participated Advances;

                  (y) without the prior written consent of the Participant, neither the Agent nor any Lender shall (I) forgive any portion or modify the amount of the principal of or the rate of interest applicable to the Participated Advances, (II) postpone the scheduled payment, repayment or prepayment of any principal of or interest on the Participated Advances, or
(III) release, or subordinate any security interest in or other Lien on, all or any material portion of the Collateral for, or any material guarantor of, the Lender Obligations except in connection with dispositions made in accordance with Sections 4.1 and 9.8 of the Credit Agreement, provided that the proceeds of any such disposition are applied as provided in Section 3; and

                  (z) without the prior written consent of the Participant, neither the Agent nor any Lender shall consent to, or waive any noncompliance by the Borrowers with any covenant prohibiting, the incurrence by any of the Borrowers of (i) any Indebtedness other than Indebtedness that is permitted by the Credit Agreement and Section 3.1 of the Fifth Amendment (other than debtor-in-possession financing) or (ii) any additional Indebtedness under the Lender Agreements other than Revolving Credit Advances, Reimbursement Obligations and Swing Line Loans, in each case not to exceed the maximum amount thereof permitted under the Credit Agreement;

                  (b) So long as any Lender Obligations are outstanding and have not been indefeasibly paid in full in cash or cash equivalents, whether or not any insolvency proceeding has been commenced by or against any Borrower, the Participant acknowledges and agrees that is has no right to, and has no right to direct the Agent or any Lender to, (i) exercise or seek to exercise any rights or remedies with respect to any Collateral, (ii) institute any action or proceeding with respect to such rights or remedies, including, without limitation, any action of foreclosure, contest, protest or objection to any foreclosure proceeding or action brought by the Lenders and/or the Agent on behalf of the Lenders, or any other exercise by the Lenders and/or the Agent on behalf of the Lenders, of any rights and remedies relating to the Collateral under the Lender Agreements or otherwise, or any release of any or all of the Collateral for any purpose, (iii) object to the forbearance by the Lenders and/or the Agent from bringing or pursuing any foreclosure proceeding or action of any other exercise of any rights or remedies relating to the Collateral, (iv) seek or request, or take action or file any motion with respect to, adequate protection or any similar right or remedy relating to the Collateral in an insolvency proceeding, or (v) contest any request by the Lenders and/or the Agent with respect to adequate protection or any similar right or remedy relating to the Collateral in an insolvency proceeding.

                  Section 5. Collateral. All Collateral and all Lender Agreements shall be held by the Agent or any Lender, as the case may be, in its name, and the Participant shall have no interest in (i) any property taken as collateral security for any Loan made to the Borrowers by the Agent or any Lender or (ii) any property now or hereafter in the possession or control of the Agent or any Lender which may be or become collateral security for any Loan by reason of (a) the general description contained in any general loan agreement or note or security agreement or other collateral document held by the Agent or any Lender or (b) any right of setoff, counterclaim, banker's lien or otherwise.

                  Section 6. Delivery of Documents and Information. Unless prohibited from doing so by the Credit Agreement, as may be amended, or any other Lender Agreement, the Agent will furnish to the Participant, upon request, a copy of each material document, certificate, report and financial statement which the Agent shall receive from time to time pursuant to the Credit Agreement, as may be amended. The Agent will use reasonable efforts to advise the Participant of (a) the existence of a Default or Event of Default, (b) any acceleration of any Lender Obligations, (c) the Steamboat Sale, and (d) any material factual information which relates to the Steamboat Sale or which has a material effect on the creditworthiness or operations of the Borrowers; provided, however, that the Agent shall have no obligation to disclose to the Participant any confidential information which the Agent is prohibited from disclosing pursuant to the Credit Agreement, as may be amended, or any other Lender Agreement until the Agent shall have received any required consent of the Borrowers. Failure of the Agent to provide any such information referred to in clauses (a) through (d) above shall not result in any liability to the Agent.

                  Section 7. Payments on Account of Participated Advances. Each of the Agent and the Lenders shall apply any and all amounts received from any of the Borrowers or from proceeds of any Collateral in accordance with Section 3, with any and all payments payable to the Participant to be made to it at the account specified in Part B of Schedule A hereto. In the event that any payment or distribution of assets of the Borrowers, whether in cash, property or securities shall be received by the Participant otherwise than in accordance with the priorities set forth in Section 3, such payment or distribution shall be held in trust for the benefit of the Agent and the Lenders and shall be immediately paid over or delivered to the Agent, on behalf of the Lenders, for disposition in accordance herewith.

                  Section 8. Limitation of Liability. (a) The Agent and the Lenders shall not be liable to the Participant for any error in judgment or for any action taken or omitted to be taken by the Agent or any Lender in good faith. Without limiting the foregoing, the Agent and each Lender may rely upon the advice of counsel or other professionals concerning legal or other matters and upon any written document believed by it to be genuine and correct and to have signed or sent by the proper and duly authorized Person or Persons.

                  (b) Neither the Agent nor any Lender shall be required to make any inquiry concerning the Borrowers' or any other Person's obligations to the Agent or the Lenders under the Credit Agreement, as may be amended, any Note or any of the other Lender Agreements or to inspect the properties or books and records of the Borrowers or any such other Person.

                  (c) Neither the Agent nor any Lender makes any representation or warranty or assumes any responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement, as may be amended, or any other Lender Agreement, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, as may be amended, any Note, any other Lender Agreement or any other instrument or document furnished pursuant thereto, (iii) the financial condition of the Borrowers or any party to any Lender Agreement or (iv) the performance of the Borrowers' obligations under the Credit Agreement, as may be amended, any Note and any Lender Agreement or the obligations of any other party to any Lender Agreement.

                  (d) Except as provided in Section 4, neither the Agent nor any Lender shall be under any duty to file or record any documents relating to any Collateral or to maintain any such filings or recordings.

                  (e) Except as provided in Section 6, neither the Agent nor any Lender shall have any duty or responsibility to provide the Participant with any credit or other information concerning the affairs, financial condition or business of the Borrowers or any parties to any other Lender Agreements which may come into the possession of the Agent or any Lender, or any of their affiliates.

                  Section 9. Transferability. Participant acknowledges that each Lender may assign or sell participations or other interests in the Loans, other than the Participated Advances, to others. Participant hereby agrees that it will not sell, assign, convey or otherwise dispose of, or create or permit to exist any lien or other security interest upon all or any part of its junior and subordinated participating interest without the consent of the Agent and the Lenders which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary in the preceding sentence, Participant shall be permitted to sell or assign its participating interest to any affiliate of Participant; provided, that such affiliate agrees to become a party to this Agreement and shall have all the rights and obligations of Participant hereunder.

                  Section 10. Representations and Agreements by Participant. The Participant hereby represents and warrants that (a) it has entered into this Participation Agreement on the basis of its own credit evaluation of, or independent commercial relationship with, the Borrowers, based on such documents and information as the Participant has deemed appropriate, independently and without reliance upon any Lender or the Agent and (b) it will continue to make, independently and without reliance upon any Lender or the Agent, and based on such documents and information as it deems appropriate, its own appraisal of and investigation into the financial condition, creditworthiness, affairs, status and nature of the Borrowers and any party to any other Lender Agreements and its own decision to take actions under this Participation Agreement.

                  Section 11. Assignment. After the indefeasible payment in full in cash of all Lender Obligations (other than with respect to the Participated Advances) and the termination of all obligations of the Lenders to make Revolving Credit Advances, the Swing Line Lender to make Swing Line Loans and the obligation of the Issuing Bank to issue, extend or renew Letters of Credit, each of the Agent and the Lenders shall, without representation, warranty or recourse of any kind and at the sole cost and expense of the Participant and to the extent that such assignment is not prohibited by applicable law or court order, (i) assign to the Participant all Liens on and other interests in the Collateral and all of its rights with respect thereto and all of its rights, title and interest under the Lender Agreements, and (ii) in connection with such assignment, execute all such documents and take such other action as the Participant may reasonably request to obtain the benefits intended to be conferred by such assignment; provided, however, upon such assignment (x) nothing herein or in the Credit Agreement, as amended by the Fifth Amendment, shall be deemed to result in, the Cerberus Purchase Agreement, the 10.5% Repriced Convertible Exchangeable Preferred Stock, The Series A Certificate of Designation or any other agreement or instrument evidencing the Cerberus Investment being a Lender Agreement and the obligations arising thereunder shall not be deemed Lender Obligations, and (y) no Collateral, shall by reason of any such documents, secure the obligations of any Borrower with respect to the Cerberus Investment.

                  Section 12.  Miscellaneous.

                  (a) Notices. All notices, requests and demands under this Participation Agreement to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made when delivered by hand, or three Business Days after being deposited in the mail, postage prepaid, or if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed to any Lender, the Agent or the Participant at its address or transmission number for notices provided on the signature page hereto or, in the case of any Lender, as provided in the Credit Agreement, as may be amended. The parties may change their addresses and transmission numbers for notices by notice in the manner provided in this paragraph.

                  (b) Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Participation Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Lender, the Agent and the Participant. This Participation Agreement shall be binding upon and inure to the benefit of each parties' successors and assigns.

                  (c) GOVERNING LAW. THIS PARTICIPATION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS PARTICIPATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

                  (d) Integration. This Participation Agreement constitutes the entire understanding of the parties hereto with respect to the transactions contemplated hereby.

                  (e) Counterparts. This Participation Agreement may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  (f) Continuing Agreement. This agreement is a continuing agreement and shall remain in full force and effect until the earlier of (i) such date upon which all of the Lender Obligations, including without limitation the principal of and interest on the Participated Advances, shall have been indefeasibly paid in full in cash and (ii) date on which the assignment described in Section 11 shall have been consummated and all deliveries in connection therewith made in accordance with such Section.

                  Section 13. Acknowledgement. The Borrowers hereby acknowledge the purchase and sale of the Participated Advances pursuant to the terms of this Participation Agreement and agree that they shall not prepay or repay the Loans in any way that would result in a violation of Section 3.

                  IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be executed by their respective duly authorized officers.


                                    MADELEINE L.L.C.


                                    By:___________________________________
                                       Title:


                                       450 Park Avenue,
                                       28th Floor,
                                       New York,
                                       New York, 10022
                                       Attention: _______________
                                       Tel. no.: ________________
                                       Fax no.: ________________




                                    FLEET NATIONAL BANK (successor in
                                    interest to BankBoston, N.A.), as Agent



                                    By: /s/ Daniel Butler
                                       -----------------------------------
                                       Title: Vice President

                                    FLEET NATIONAL BANK (successor in
                                    interest to BankBoston, N.A.), as a
                                    Lender


                                    By: /s/ Daniel Butler
                                       -----------------------------------
                                       Title: Vice President


                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    as a Lender


                                    By: /s/ illegible
                                       ----------------------------------
                                       Title: Assistant Vice President


                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    successor by merger to First
                                    Security Bank, N.A., as a Lender


                                    By: /s/ illegible
                                       ----------------------------------
                                       Title: Assistant Vice President


                                    U.S. BANK NATIONAL ASSOCIATION, as a Lender



                                    By: /s/ illegible
                                       ------------------------------------
                                       Title: Vice President

                                    THE HOWARD BANK, N.A., as a Lender


                                    By:/s/ illegible
                                       ------------------------------------
                                       Title: Vice President

                                    BLACK DIAMOND CLO 1998-1 LTD., as a Lender



                                    By:  /s/ illegible
                                        ------------------------------------
                                       Title: Vice President

                                    BLACK DIAMOND CLO 2000-1 LTD., as a Lender



                                    By: /s/ illegible
                                       ------------------------------------
                                       Title:  Director

                                    BLACK DIAMOND INTERNATIONAL FUNDING, LTD., as a Lender


                                    By: /s/ illegible
                                       ------------------------------------
                                       Title:  Director



                                    By:___________________________________
                                       Title:

                                   MERRILL LYNCH PRIME RATE PORTFOLIO,
                                   as a Lender

                                   By: Merrill Lynch Investment Managers, L.P., as Investment Advisor



                                    By: /s/ illegible
                                       ------------------------------------
                                       Title:  Director

                                   DEBT STRATEGIES FUND, INC., as a Lender



                                    By: /s/ illegible
                                       ------------------------------------
                                       Title:  Director

                                   CAPTIVA II FINANCE LTD., as a Lender




                                    By:___________________________________
                                       Title:

                                   KZH-PAMCO LLC, as a Lender


                                    By:
                                       ------------------------------------
                                       Title:  Authorized Agent


                                   KZH HIGHLAND-2 LLC, as a Lender


                                    By: /s/ Susan Lee
                                       ------------------------------------
                                       Title:  Authorized Agent

                                   PAM CAPITAL FUNDING L.P., as a Lender

                                   By:  Highland Capital Management, L.P.,
                                        as Collateral Manager



                                    By:___________________________________
                                       Title:

                                   PAMCO CAYMAN, LTD., as a Lender

                                   By:  Highland Capital Management,  L.P.,
                                        as Collateral Manager



                                    By:___________________________________
                                       Title:

                                    VAN KAMPEN PRIME RATE INCOME TRUST,
                                    as a Lender

                                    By:  Van Kampen Investment Advisory Corp.


                                    By: /s/ Darvin D. Pierce
                                       ------------------------------------
                                       Title: Executive Director

                                   GLENEAGLES TRADING LLC, as a Lender



                                    By: /s/ Ann E. Morris
                                       -----------------------------------
                                       Title: Asst. Vice President

                                   SRV-HIGHLAND, INC., as a Lender




                                    By: /s/ Ann E. Morris
                                       -----------------------------------
                                       Title: Asst. Vice President


                                   LONG LANE MASTER TRUST IV, as a Lender



                                    By: /s/ Kevin Kearns
                                       ------------------------------------
                                       Title: Managing Director

AGREED AND ACKNOWLEDGED:


AMERICAN SKIING COMPANY


By /s/ Mark J. Miller
  ---------------------------------
Title: Senior Vice President and CFO


SUNDAY RIVER SKIWAY CORPORATION


By /s/ Mark J. Miller
  ---------------------------------
Title: Senior Vice President and CFO


SUNDAY RIVER LTD.


By /s/ Mark J. Miller
  ---------------------------------
Title: Senior Vice President and CFO


PERFECT TURN, INC.


By /s/ Mark J. Miller
  ---------------------------------
Title: Senior Vice President and CFO


SUNDAY RIVER TRANSPORTATION INC.


By /s/ Mark J. Miller
  ---------------------------------
Title: Senior Vice President and CFO


L.B.O. HOLDING, INC.


By /s/ Mark J. Miller
  ---------------------------------
Title: Senior Vice President and CFO


SUGARBUSH RESORT HOLDINGS, INC.


By /s/ Mark J. Miller
  ---------------------------------
Title: Senior Vice President and CFO


SUGARBUSH LEASING COMPANY


By /s/ Mark J. Miller
  ---------------------------------
Title: Senior Vice President and CFO



S-K-I, LTD.


By /s/ Mark J. Miller
  ---------------------------------
Title: Senior Vice President and CFO


KILLINGTON, LTD.


By /s/ Mark J. Miller
  ---------------------------------
Title: Senior Vice President and CFO


MOUNT SNOW LTD.


By /s/ Mark J. Miller
  ---------------------------------
Title: Senior Vice President and CFO


PICO SKI AREA MANAGEMENT COMPANY


By /s/ Mark J. Miller
  ---------------------------------
Title: Senior Vice President and CFO


RESORT SOFTWARE SERVICES, INC.


By /s/ Mark J. Miller
  ---------------------------------
Title: Senior Vice President and CFO

KILLINGTON RESTAURANTS, INC.


By /s/ Mark J. Miller
  ---------------------------------
Title: Senior Vice President and CFO


DOVER RESTAURANTS, INC.


By /s/ Mark J. Miller
  ---------------------------------
Title: Senior Vice President and CFO


SUGARLOAF MOUNTAIN CORPORATION


By /s/ Mark J. Miller
  ---------------------------------
Title: Senior Vice President and CFO


MOUNTAINSIDE


By /s/ Mark J. Miller
  ---------------------------------
Title: Senior Vice President and CFO


ASC UTAH


By /s/ Mark J. Miller
  ---------------------------------
Title: Senior Vice President and CFO


STEAMBOAT SKI & RESORT CORPORATION


By /s/ Mark J. Miller
  ---------------------------------
Title: Senior Vice President and CFO

HEAVENLY  SKI & RESORT CORPORATION


By /s/ Mark J. Miller
  ---------------------------------
Title: Senior Vice President and CFO


HEAVENLY CORPORATION


By /s/ Mark J. Miller
  ---------------------------------
Title: Senior Vice President and CFO


HEAVENLY VALLEY, LIMITED PARTNERSHIP

By:  Heavenly Corporation, its general partner


By /s/ Mark J. Miller
  ---------------------------------
Title: Senior Vice President and CFO